UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




                Date of Report (Date of earliest event reported)
                         June 17, 2005 (June 14, 2005)


                             INTERACTIVE GAMES, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada
                 (State or Other Jurisdiction of Incorporation)


    333-48746                                           87-0567853
-------------------                            ---------------------------------
(Commission File Number)                       (IRS Employer Identification No.)


    319 Clematis Street, Suite 803
      West Palm Beach, Florida                                           33401
----------------------------------------                             -----------
(Address of Principal Executive Offices)                              (Zip Code)



                                 (561) 624-0885
                               ------------------
              (Registrant's Telephone Number, Including Area Code)


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ITEM 4.01         CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

     On June 14, 2005, Interactive Games, Inc. ("Interactive"), formerly Torpedo Sports USA, Inc., dismissed GHP Horwath, P.C. ("GHP") as its independent registered public accounting firm. GHP had been the independent registered public accounting firm for and audited the consolidated financial statements of Interactive as of July 31, 2004 and 2003. The reports of GHP Horwath, P.C. on the consolidated financial statements of Interactive for the past two fiscal years contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except for an explanatory paragraph relating to Interactive's ability to continue as a "going concern." The decision to change accountants was approved unanimously by the Board of Directors.

     In connection with the audits for the two most recent fiscal years and in connection with GHP's review of the subsequent interim periods through the date of dismissal on June 14, 2005, there have been no disagreements between Interactive and GHP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of GHP, would have caused GHP to make reference thereto in their report on Interactive's financial statements for these fiscal years.

     The Registrant has made the contents of this Form 8-K filing available to GHP and requested it to furnish a letter to the Securities and Exchange Commission as to whether GHP agrees or disagrees with, or wishes to clarify Registrant's expression of their views. A copy of GHP's letter to the SEC is included as an exhibit to this filing.

     On June 14, 2005, Interactive engaged Sherb & Co., LLP. as its independent registered public accounting firm. Interactive had not consulted with Sherb & Co., LLP. regarding the application of accounting principles to any contemplated or completed transactions nor the type of audit opinion that might be rendered on Interactive's financial statements, and neither written nor oral advice was provided that would be an important factor considered by Interactive in reaching a decision as to an accounting, auditing or financial reporting issues.




ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

16.1 Letter from GHP Horwath, P.C. to the Securities and Exchange Commission dated June 16, 2005.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                        Interactive Games, Inc.


                                   By:  /s/  Barry S. Hollander
                                        ------------------------------------
                                        Barry S. Hollander, President


DATED:  June 17, 2005